Post closing	6 Months Ended
Jun. 30, 2018
Post closing
Post closing

10) Post-closing

On July 10, 2019, TOTAL announced the signature of an agreement to divest several UK non-core assets to Petrogas NEO UK Ltd. The overall consideration for this deal amounts to 635 million dollars with an effective date of January 1, 2019. The transaction remains subject to approval from the relevant authorities and is expected to close in December 2019.